SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐  Definitive Proxy Statement
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TRANSAMERICA SERIES TRUST
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
October 7, 2009
Dear Contract Holder:
     You are being asked to vote on a proposal to approve a new investment sub-advisory agreement with a new sub-adviser for your Fund, Transamerica MFS High Yield VP (the “Proposal”). Detailed information about the Proposal is contained in the enclosed proxy statement.
     The Board of your Fund has called a Special Meeting of Shareholders to be held on November 13, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 10:00 a.m. Eastern Time, in order to vote on the Proposal. The enclosed proxy statement asks for your approval of the Proposal with respect to your Fund. After careful consideration, the Board recommends that you vote “FOR” the Proposal.
     The Proposal is one of a number of initiatives recently approved by the Boards of the Transamerica funds. The initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive and rational operating platform. It is anticipated that all of the initiatives will be accomplished by mid-2010.
     In connection with the proposed change in sub-adviser, there will be a change to the Fund’s name, objective, strategies, and principal risks, in addition to a reduction in the Fund’s management fee, as explained in the enclosed proxy statement. These changes do not require shareholder approval.
     The Board of your Fund has unanimously approved the new investment sub-advisory agreement with the new sub-adviser and believes the Proposal is in the best interests of your Fund and its shareholders.
     If you have any questions, please call                      between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.
Sincerely,
John K. Carter
Chairman of the Board
Transamerica Asset Management Group

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IMPORTANT NEWS FOR FUND SHAREHOLDERS
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.
Questions and Answers
Q.	Why am I receiving the proxy statement?

A.	As a contract holder who invests in Transamerica MFS High Yield VP through a variable life insurance policy or variable annuity contract, you are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AEGON USA Investment Management, LLC (“AUIM”). AUIM is an affiliate of your Fund’s adviser, Transamerica Asset Management, Inc. (“TAM”). TAM believes your Fund will be better positioned to perform and attract assets with the proposed new sub-adviser.

Q.	Will my vote make a difference?

A.	Your vote is very important, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of your Fund can be implemented. We encourage all shareholders to participate in the governance of their Fund.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy statement?

A.	Costs attributable to the proxy statement, including mailing service, proxy solicitation, postage and printing costs, which are estimated at approximately $[ ], will be paid by the Fund.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions on how to cast your vote, please call , the Fund’s proxy solicitor, at ( ) — .

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.
It is important that you vote promptly.

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TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on November 13, 2009
     A special meeting of the shareholders (the “Meeting”) of Transamerica MFS High Yield VP (the “Fund”) will be held on November 13, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 10:00 a.m., Eastern Time to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

PROPOSAL 1.	To approve a new sub-advisory agreement with a new sub-adviser.

PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.
     Your Board recommends that you vote “FOR” the Proposal upon which you are being asked to vote.
     In connection with Proposal 1, there will be a change to the Fund’s name and a reduction in the Fund’s management fee, as explained in the accompanying Proxy Statement. These changes do not require shareholder approval.
     Shareholders of record at the close of business on September 21, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Please be certain to sign, date and return the proxy card.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
October 7, 2009

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Transamerica Series Trust, on behalf of Transamerica MFS High Yield VP (the “Fund”), of proxies to be voted at a special meeting of shareholders of the Fund to be held on November 13, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 10:00 a.m., Eastern Time (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purpose of approving a new investment sub-advisory agreement with a new sub-adviser for the Fund (the “Proposal”). This Proxy Statement and the accompanying materials are being mailed by the Board on or about October 7, 2009.
     Transamerica Series Trust (the “Trust”) is organized as a Delaware statutory trust. The Trust is a registered investment company.
     Shares of the Fund are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.
     Shareholders of record at the close of business on September 21, 2009 (the “Record Date”) are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund. The manner in which shareholders of the Fund are entitled to vote is shown below. The number of shares of the Fund outstanding at the close of business on September 21, 2009 and the net assets of the Fund as of that date are shown in Appendix A.
     Even if you plan to attend the Meeting, please sign, date and return the proxy card, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting the Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.
     All properly executed proxies received prior to the Fund’s Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date, by voting by telephone or over the Internet at a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.
     Photographic identification will be required for admission to the Meeting.

     Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund’s fiscal year end is December 31. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by calling toll free at (800) 851-9777. Copies of annual and semi-annual reports of the Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.
     Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.
VOTE REQUIRED AND MANNER OF VOTING PROXIES
     A quorum of shareholders is required to take action at each Meeting. The quorum requirement is thirty percent (30%) of the voting power of the Fund.
     The Proposal requires the approval of the holders of a majority of the outstanding voting securities of the Fund present or represented by proxy and entitled to vote at the Meeting. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Approval of the Proposal for the Fund will occur only if a sufficient number of votes at the Meeting are cast “FOR” the Proposal. Any abstentions would effectively be treated as a vote “AGAINST” the Proposal.
     Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Transamerica, on behalf of the Fund, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.
     Shares of the Fund are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on September 21, 2009 will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions.
     If you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your participating insurance company specific instructions as to how you want your shares to be voted.
CHANGES TO THE FUND’S NAME, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS AND MANAGEMENT FEE
     In connection with the proposed change in sub-adviser to AEGON USA Investment Management, LLC (“AUIM” or the “Sub-Adviser”), there will be a change to the Fund’s name, objective, strategies, and principal risks, as well as a reduction in the Fund’s management fee.
     Assuming the Proposal is approved, the Fund will be renamed “Transamerica AEGON High Yield Bond VP” and the Fund’s objective will be to seek a high level of current income by investing in high-yield debt securities. The Fund’s strategy, however, to invest at least 80% of the Fund’s assets in high-yield bonds, will remain unchanged.
     There are other differences between the management styles of MFS® Investment Management (“MFS”), the Fund’s current sub-adviser, and AUIM. MFS uses a “bottom-up” investment approach in buying and selling investments for the Fund, and selects investments primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions, in addition to quantitative analysis of potential portfolio holdings. AUIM instead analyzes each potential buy or sell decision using both a “top-down” and a “bottom-up” strategy. AUIM uses the “top-down” approach to adjust the risk profile of the Fund, analyzing four factors that affect the movement of fixed-income bond prices: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment; and valuation. AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis, which tracks historical cash flow numbers and calculates credit financial ratios. In addition, MFS currently is permitted to invest in all types of debt and other fixed-income securities, to invest up to 25% of the Fund’s net assets in foreign securities, including up to 20% of the Fund’s net assets in securities of issuers located in emerging markets, to engage in currency transactions enter into forward foreign currency contracts, and to invest in equity securities and derivatives, while AUIM does not intend to make such investments in a material amount.
     The Fund will no longer consider Convertible Securities Risk, Mortgage-Related Securities Risk, Bank Loans Risk, Foreign Securities Risk, Currency Risk, Emerging Markets Risk, Derivatives Risk, Counterparty and Third Party Transactions Risk, Liquidity Risk, Stocks Risk, and Portfolio Turnover Risk to be principal risks.
     In addition, if the new investment sub-advisory agreement with AUIM (the “New Sub-Advisory Agreement”) is approved by shareholders, the Fund’s management fee will be reduced as shown in the following table and on Appendix C.

Current Sub-Advisory Fee (as a percentage of average daily net assets)	0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion

New Sub-Advisory Fee (as a percentage of average daily net assets)	0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million *

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser.
The Fund’s sub-classification as a non-diversified company and fundamental investment restrictions will remain unchanged.

PROPOSAL — TO APPROVE A NEW SUB-ADVISORY AGREEMENT
     At the Meeting, you will be asked to approve the “New Sub-Advisory Agreement” between Transamerica Asset Management, Inc. (“TAM” or the “Manager”), your Fund’s investment adviser, and AUIM, your Fund’s proposed new sub-adviser. A general description of the proposed New Sub-Advisory Agreement is included below. The terms of the New Sub-Advisory Agreement are similar to those of the Current Sub-Advisory Agreement it replaces, except that the dates of effectiveness and termination differ. The form of the New Sub-Advisory Agreement is included in Appendix B.
     Currently, MFS is a party to an investment sub-advisory agreement with respect to the Fund (the “Current Sub-Advisory Agreement”). The date of the Current Sub-Advisory Agreement and the date on which it was approved by the Board are provided in Appendix C.
     Under the Current Sub-Advisory Agreement, MFS provides investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and of TAM, the investment adviser of the Fund. The Current Sub-Advisory Agreement was approved by the Board at an in-person meeting on June 4, 2009, and was last submitted to a vote of the Fund shareholders on April 19, 2005.
     Under the New Sub-Advisory Agreement, the Sub-Adviser will provide investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and of the Fund’s Manager. The appointment of the new Sub-Adviser is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Fund by TAM.
     The Sub-Adviser has a strong track record managing mandates in the style of the Fund.
General Description of Sub-Advisory Agreement
     Set forth below is a general description of the terms of the New Sub-Advisory Agreement and a general comparison with the terms of the Current Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.
     Investment Management Services. Each of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provides that, subject to the supervision of the Fund’s Board Members and of TAM, the Sub-Adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to the Sub-Adviser by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to the Sub-Adviser.
     Under the Fund’s New Sub-Advisory Agreement, the Sub-Adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the

Sub-Adviser may select brokers or dealers that also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Sub-Adviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Sub-Advisory Agreement contains similar provisions.
     The New Sub-Advisory Agreement further provides that, unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Fund or otherwise delegated to another party, the Sub-Adviser will exercise voting rights pertaining to its allocated portion of a Fund’s assets in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The New Sub-Advisory Agreement further provides that the Sub-Adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current Sub-Advisory Agreement contains similar provisions.
     Fees. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Manager pays the sub-adviser a fee out of the management fee the Manager receives from the Fund. The sub-advisory fees payable by the Manager to AUIM are lower than the sub-advisory fees paid under the Current Sub-Advisory Agreement. Fees paid to the current sub-adviser during the Fund’s most recent fiscal year are shown below under “Information about the Sub-Adviser.” A comparison of the sub-advisory fees payable by the Manager to the sub-adviser under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement is provided in Appendix C.
     Payment of Expenses. The New Sub-Advisory Agreement requires the Sub-Adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of the Fund and the offering of its shares. The Current Sub-Advisory Agreement also requires that the sub-adviser bear all expenses in connection with the performance of its services under the Agreement.
     Conflicts of Interest. The New Sub-Advisory Agreement provides that the Sub-Adviser will not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the Sub-Adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The Current Sub-Advisory Agreement does not address such potential conflicts.
     Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.
     However, the New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Sub-Adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time. The Sub-Adviser has developed trade allocation policies to ensure that no one client, regardless of type, is intentionally favored at the expense of another. These policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. The Current Sub-Advisory Agreement does not address trade allocation.
     Limitation on Liability. Under the New Sub-Advisory Agreement, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the Sub-Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. The Sub-Adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the Sub-Adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement addresses limitation on liability in a similar manner.
     Term and Continuance. The Current Sub-Advisory Agreement was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, after an initial two-year term. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually as discussed above with respect to the Current Sub-Advisory Agreement.
     Termination. The New Sub-Advisory Agreement provides that the agreement may be terminated at any time without the payment of any penalty by the Fund or by the Sub-Adviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Sub-Advisory Agreement contains similar termination provisions.
     Board Considerations. At a meeting held on September 18, 2009, the Board, including the independent Board Members, approved the New Sub-Advisory Agreement for the Fund between TAM and AUIM, the Fund’s new Sub-Adviser, subject to shareholder approval.
     To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meetings certain materials and information. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other things, the Board Members considered:
(a) that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex, including Transamerica High Yield Bond, a fund sub-advised by AUIM which uses a similar investment program to that of the Fund;

(c) that in June 2009 the Board had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;
(d) the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;
(e) the fact that the sub-advisory fee payable to AUIM would be paid by TAM and not the Fund;
(f) that the management and sub-advisory fees will be reduced; and that the sub-advisory fee paid by the Manager to AUIM represents reasonable compensation to AUIM in light of the services expected to be provided;
(g) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund based on its desire to engage a sub-adviser with the ability to implement an investment program similar to that currently being implemented by MFS and with a proven performance record for that program;
(h) that the Proposal is one of a number of initiatives recently approved by the Board Members of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform;
(i) that the Fund would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement.
Certain of these considerations are discussed in more detail below.
     In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are fair and reasonable in light of the services expected to be provided to the Fund, and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
     Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the ability of AUIM to perform its duties under its New Sub-Advisory Agreement, and any anticipated changes to the current investment program and other practices of the Fund. The Board Members considered the proposed change to the Fund’s investment objective and principal investment strategies and risks, as well as the changes to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica Fund complex, including Transamerica High Yield Bond, which serves as a model for the investment program that AUIM intends to implement for the Fund if AUIM is appointed as sub-adviser. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund.
     Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
     Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund and other funds managed by TAM and AUIM and noted that the advisory fee payable by the Fund and sub-advisory fee payable by TAM would be reduced if the New Sub-Advisory Agreement is implemented, which would benefit the Fund and its shareholders. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Manager’s profitability with respect to the Fund and that advisory fees would be reduced. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members determined that the sub-advisory fees paid by TAM to AUIM represent reasonable compensation in light of the services expected to be provided.

     Economies of Scale. The Board Members noted that the advisory fee payable under the advisory fee schedule of the Fund would be reduced, and determined that the advisory fee schedule, which contains breakpoints, permits certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets.
     Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by AUIM, including the use of portfolio brokerage transactions to pay for research services that AUIM typically enters into with regard to other funds that it sub-advises within the complex and noted that they had recently determined that such benefits are expected to be consistent with industry practice and the best interests of those funds and their shareholders. The Board Members also considered the potential for increased visibility in the marketplace as a result of the AUIM’s relationship with the Fund.
     Investment Performance. The Board Members noted AUIM’s investment management experience, capabilities and resources, with respect to Transamerica High Yield Bond, which is sub-advised by AUIM and serves as a model for the investment program to be implemented for the Fund if AUIM is appointed. The Board Members noted that the performance for that fund for the past 1-, 3- and 5-year periods ended June 30, 2009 was stronger than that of the Fund (and thus of MFS) over the same periods and that, based on comparative data provided by Strategic Insight, Transamerica High Yield Bond has ranked higher in its peer group of funds, based on Lipper categories, than the Fund has ranked in its peer group of funds. The Board Members noted that TAM believes that the appointment of AUIM could benefit shareholders by offering them the potential for superior performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board Members determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.
     Other Considerations. The Board Members considered that the Proposal is one of a number of initiatives recently approved by the Board Members of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.
Information about the Sub-Adviser
     AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group.
     During the Fund’s most recent fiscal year, the current sub-adviser received $953,149. There were no material payments by the Fund to the Sub-Adviser or any of their affiliates during that period. The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix D. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.
     The Sub-Adviser may provide investment advisory services to other funds which may have investment objectives and policies similar to those of the Fund. The table set forth in Appendix E lists other funds advised by the Sub-Adviser, the net assets of those funds, and the management fee the Sub-Adviser received from those funds during the fiscal years ended on the dates noted.
Shareholder Approval
     To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.
     The Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.
ADDITIONAL INFORMATION
Information about the Adviser
     TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Information about Other Service Providers
     Transamerica Capital, Inc. (“TCI”), an affiliate of TAM and AUIM, serves as the distributor for the Fund pursuant to a written agreement. TCI is located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.
     Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, Florida 33716, also an affiliate of TAM and AUIM, serves as transfer agent and administrator for the Fund.
Beneficial Ownership
     As of September 21, 2009, the Trustees and officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.
     As of September 21, 2009, the persons listed in Appendix F owned of record or had the right to vote 5% or more of the outstanding interests in the Fund.
Shareholder Proposals
     As a general matter, Transamerica Series Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.
     Proposals relating to the Fund must be received a reasonable time prior to the date of a meeting of shareholders of the Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholder Communications
     Shareholders of the Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).
Shareholders Sharing the Same Address
     As permitted by law, the Fund will deliver only one copy of this Proxy Statement to shareholders or owners of variable annuity contracts and variable life policies, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the address shown on the front page of this Proxy Statement or by calling the Fund at [(     ) — ]. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Fiscal Year
     The fiscal year end for the Fund is December 31.
General
     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.
     A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 570 Carillon Parkway, St. Petersburg, Florida 33716, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.
     Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the Proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under the Fund’s By-Laws, a meeting may be adjourned by action of the person presiding over such meeting if a quorum is not present with respect to any matter or, even if a quorum is present with respect to a matter, a meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.
Information about the Fund
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public

Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.
     Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.
     To ensure the presence of a quorum at the Meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
October 7, 2009

Appendix A
Number of Shares Outstanding
     The following table lists the total number of shares outstanding and the net assets of the Fund on September 21, 2009.

Number of Shares Outstanding	Net Assets

45,379,378.824	$341,504,577.17

A-1

Appendix B
FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
AEGON USA INVESTMENT MANAGEMENT, LLC
     This Agreement, dated November 20, 2009 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and AEGON USA Investment Management, LLC, an Iowa limited liability company (referred to herein as the “Sub-adviser”).
     TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Portfolio”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Sub-advisory Services. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b)	The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided herein.

(c)	The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time, and will comply with all other provisions of the Governing Documents and the Portfolio’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)	Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

     3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.
     4. Allocation of Charges and Expenses. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Portfolio shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio’s portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
     5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its funds available, or to become available, for investment, and generally as to the condition of the Portfolio’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio’s affairs as the Sub-adviser may from time to time reasonably request.

(b)	The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
     6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio’s then-current Prospectus or as may be determined by the Board.
     7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Portfolio shall receive from the Trust or the Portfolio any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.
     8. Term. This Agreement shall continue in effect with respect to the Portfolio, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Portfolio.
     9. Termination. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of a Portfolio acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Portfolio. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolio without affecting the other Portfolios hereunder.
     10. Use of Name. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

     11. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.
     12. Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio’s “net assets” shall be determined as provided in the Portfolio’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.
     14. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Portfolio are the property of the Portfolio, and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.
     15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
     16. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.
By:
Name:	Christopher A. Staples
Title:	Senior Vice President

AEGON USA INVESTMENT MANAGEMENT, LLC
By:
Name:
Title:

B-6

Schedule A

Portfolio	Investment Sub-advisory Fee*

Transamerica AEGON High Yield Bond VP	0.28% of the first $400 million; 0.25% over $400 million up to $750 million; and 0.20% in excess of $750 million**

*	As a percentage of average daily net assets on an annual basis.

**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser.

Appendix C
Management and Sub-Advisory Agreements
(Dates, Approvals and Fees)
Management Agreement

	Date Current	Date Current
Date of	Management	Management
Current	Agreement Last	Agreement Last	Current Management	New Management Fee (as
Management	Submitted for	Approved by	Fee (as a percentage of	a percentage of average
Agreement	Shareholder Approval	Trustees	average daily net assets)	daily net assets) [1]
January 1, 1997, as amended	April 19, 2005	June 4, 2009	0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion	0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million
Sub-Advisory Agreements

Date
	Date Current	Current
	Sub-Advisory	Sub-	Date New
Date of	Agreement	Advisory	Sub-
Current	Last	Agreement	Advisory	Current Sub-Advisory
Sub-	Submitted for	Last	Agreement	Fee (as a percentage	New Sub-Advisory Fee (as
Advisory	Shareholder	Approved	Approved	of average daily net	a percentage of average
Agreement	Approval	by Trustees	by Trustees	assets) [2]	daily net assets) [2]
May 1, 2002, as amended	April 19, 2005	June 4, 2009	September 18, 2009	0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion	0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million [3]

[1]	The Fund’s new management fee will only take effect if the Proposal is approved by Fund shareholders.

[2]	Sub-advisory fees are paid by the Adviser and not by the Fund.

[3]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser.

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Appendix D
Directors and Principal Officers of the New Sub-Adviser
AEGON USA Investment Management, LLC (“AUIM”)

Name	Position with AUIM

David L. Blankenship	Manager, Executive Vice President and Chief Operating Officer
David M. Carney	Manager, Executive Vice President, Treasurer and Chief Financial Officer
Joel L. Coleman	Manager, Executive Vice President — Portfolio Management
Eric B. Goodman	Manager, President & Chief Investment Officer
Bradley J. Beman	Executive Vice President — Head of Fixed Income
Josh E. Braverman	Executive Vice President
Kirk W. Buese	Executive Vice President — Private and Structured Finance
Frank E. Collecchia	Executive Vice President
Daniel P. Fox	Executive Vice President — Risk Management
Mark E. Dunn	Senior Vice President
Robert Fitzsimmons	Senior Vice President
Kevin A. Giles	Senior Vice President — New Initiatives
David R. Halfpap	Senior Vice President
Karen E. Hufnagel	Senior Vice President
William L. Hurwitz	Senior Vice President
Calvin W. Norris	Senior Vice President
Eric C. Perry	Senior Vice President
Stephanie M. Phelps	Senior Vice President
James K. Schaeffer, Jr.	Senior Vice President
Sarvjeev S. Sidhu	Senior Vice President
Michael B. Simpson	Senior Vice President
Jon L. Skaggs	Senior Vice President
Robert A. Smedley	Senior Vice President
Jeffrey A. Whitehead	Senior Vice President
John F. Bailey	Vice President
James K. Baskin	Vice President
Gregg A. Botkin	Vice President
James K. Cameron	Vice President
Martin Coppens	Vice President
Garry E. Creed	Vice President
Douglas A. Dean	Vice President
Bradley D. Doyle	Vice President
Cindy Eason-Manning	Vice President
Mark D. Evans	Vice President
Julie A. Franklin	Vice President
Scott P. Hassenstab	Vice President
Eric Henderson	Vice President
William J. Henricksen	Vice President
David Hopewell	Vice President
Frederick B. Howard	Vice President
Jon D. Kettering	Vice President
Stephen M. Lempa	Vice President
John D. Marcsik	Vice President
Angela S. Matson	Vice President
Jeremy S. Mead	Vice President
Steven P. Opp	Vice President

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Name	Position with AUIM

Christopher D. Pahlke	Vice President
Michael J. Parrish	Vice President
Mary T. Pech	Vice President
Greg A. Podhajsky	Vice President
Josua D. Prieskorn	Vice President
Stacey S. Rutledge	Vice President
Michael S. Smith	Vice President
J. Staley Stewart	Vice President
Debra R. Thompson	Vice President
Michael A. Urban	Vice President
Xueqing Wang	Vice President
Douglas A. Weih	Vice President
M. Christina Galligan	Assistant Vice President
Paul J. Houk	General Counsel and Secretary
Jessica L. Cole	Chief Compliance Officer
Clint L. Woods	Assistant Secretary
Daniel Seward	Assistant Treasurer
Stephanie Steele	Assistant Treasurer

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Appendix E
Other Funds Advised by New Sub-Adviser
     The following table lists certain information regarding funds for which the new Sub-Adviser provides investment advisory or sub-advisory services, other than the Fund that is addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

		Management Fee (as a percentage of
Fund	Net Assets (MV)	average daily net assets) (%)
Transamerica High Yield Bond Fiscal Year Ended 10/31/08	$456,451,000	Up to $400 million - 0.28% $400 million up to $750 million - 0.25% Over $750 million - 0.20%

Transamerica Index 50 VP Fiscal Year Ended 12/31/08	$22,509,000	Up to $50 million - 0.12% $50 million - $250 million - 0.10% Over $250 million - 0.08%

Transamerica Index 75 VP Fiscal Year Ended 12/31/08	$58,663,000	Up to $50 million - 0.12% $50 million - $250 million - 0.10% Over $250 million - 0.08%

Transamerica Efficient Markets VP Fiscal Year Ended 12/31/08	$1,337,000	Up to $50 million - 0.12% $50 million - $250 million - 0.10% Over $250 million - 0.08%
Please note: The “Net Assets (MV)” value above is for the assets under management with AUIM and may not reflect the full market value of each mutual fund’s holdings as of the dates noted above.

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Appendix F
5% Share Ownership
     As of September 21, 2009, the following persons owned of record the amounts indicated of the shares of the class of the Fund indicated:

Class	Percent	Name	Address

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